Coda Octopus Group, Inc.

CODA OCTOPUS GROUP, INC.

World Leader in Sound Underwater Technology

Corporate Presentation

February 23 2022

Forward-Looking Statements

This presentation contains forward-looking statements concerning Coda Octopus Group, Inc. within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Those forward-looking statements include, without limitation, statements regarding the Company's expectations for the growth of the Company's operations and revenue. Such statements are subject to certain risks and uncertainties, and actual circumstances, events or results may differ materially from those projected in such forward-looking statements. Factors that could cause or contribute to differences include, but are not limited to, the business constraints caused by the coronavirus pandemic, customer demand for our products, market prices; the outcome of our ongoing research and developments efforts relating to our products including our patented real-time 3D solutions; our ability to develop the sales force required to achieve our development and other examples of forward looking statement set forth to our Annual Report on Form 10-K for the year ended October 31, 2021 filed with the Securities and Exchange Commission on February 14, 2022. Coda Octopus Group, Inc. does not undertake, and specifically disclaims any obligation to update or revise such statements to reflect new circumstances or unanticipated events as they occur.

CEO Vision Statement

"To grow the Group through increased and sustained organic growth through the exploitation of our unique and revolutionary underwater sonar technologies and our continued advancements in customized rugged defense solutions. To increase our value proposition for the benefit of all stakeholders, including our employees."

- Annmarie Gayle, Chairman and CEO

2022 Overview Business Strategy

- ✓ Recent R&D gives the basis for three major sales pushes:
  - ✓ Recent release of Echoscope PIPE® paves the way for us to increase our market share.
  - ✓ DAVD (Diver Augmented Vision Display System) opens a new market and opportunity in both defense and commercial markets. We expect wide spread adoption of the technology in 2022 in both markets.
  - ✓ New patented solution for Real Time 3D Cable tracking including Touchdown points, offers unrivalled capability in Renewables a growing sector
- ✓ Expand our rental business and increase the number of rental units we are fielding.
- ✓ Invest in Business Development and Marketing Workforce for 22/23 gains
- ✓ Develop Echoscope® as a Global Brand to gain position

Overview

- Established business with strong pedigree in marine technology and defense engineering:

Products Business
Market leader in underwater imaging sonar technology. We have the world's only 4D, 5D and 6D sonar capability, being the only sonar generating up to 40 million 3D data points with the ability to see in real time multiple underwater targets from a single sensor.

Engineering Business
Long-established relationships with U.S. and U.K. Primes - Defense Contractors, such as Raytheon, Northrop Grumman and BAE. A number of proprietary parts date back 30 years for significant programs such as Phalanx CIWS, yielding long-tail recurring and growing revenues.

- Strong culture of IP ownership in products' segment, with the Engineering Business having sole supplier status for a number of proprietary parts sold into mission-critical integrated defense systems.
- Near-term catalysts - DAVD, and new 5D/6D Echoscope PIPE® sonars and new F280 Series® for additional growth across both Products and Engineering.


Revenue by Entity
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
2017
2018
2019
2020
Q1 2021
Q2 2021
Q3 2021
Q4 2021
Products Business
Engineering Business

NASDAQ:CODA	As of February 23, 2022
Market Cap	$64.383 MM
Shares Outstanding	10.86 MM
Public Float	9.132 MM
% Officers & Directors	**32.8%

Coda Octopus Group, Inc.

Financial Snapshot

ANNUAL	FY 2018	FY 2019	FY 2020	FY 2021
Revenues	$18,019,429	$25,056,934	$20,043,810	$21,331,527
Net Income	$3,102,899	$5,225,199	$3,343,585	$4,947,765
EBITDA	$4,069,175	$6,253,437	$4,278,437	$6,230,922
Earnings per share – basic*	$0.49	$0.49	$0.30	$0.44

**EPS in 2019 reflects the recording of a tax expense of $1,007,354 compared to a tax benefit of $1,754,169 in the 2018 period.*

Coda Octopus Group, Inc.

Financial Snapshot

QUARTERLY	Q1 2020	Q1 2021	Q2 2020	Q2 2021	Q3 2020	Q3 2021	Q4 2020	Q4 2021	YTD 2020	YTD 2021
Revenues	$6,680,979	$5,050,459	$3,289,218	$5,373,076	$5,396,036	$5,827,375	$4,677,577	$5,080,617	$20,043,810	$21,331,527
Net Income	$1,346,773	$1,128,844	$(265,080)	$2,207,933	$1,022,753	$1,521,086	$1,239,139	$89,902*	$3,343,585	$4,947,765
EBITDA	$1,699,285	$1,376,625	$(220,363)	$2,186,349	$1,682,404	$1,562,629	$1,117,369	$1,105,319	$4,278,695	$6,230,922
Earnings per share – basic	$0.13	$0.10	$(0.02)	$0.20	$0.10	$0.14	$0.09	$0.	$0.30	$0.44

* The reduction in Net Income in Q4 2021 is due to the tax on ERCs and the granting of Incentive Stock Options granted (Tax in the quarter was $908,139, including deferred taxes of $769,609)

Coda Octopus Group, Inc.

Revenue by Quarter


7,000,000
6,000,000
5,000,000
4,000,000
3,000,000
2,000,000
1,000,000
-
4th 16
1st 17
2nd 17
3rd 17
4th 17
1st 18
2nd 18
3rd 18
4th 18
1st 19
2nd 19
3rd 19
4th 19
1st 20
2nd 20
3rd 20
4th 20
1st 21
2nd 21
3rd 21
4th 21
Engineering Business
Products Business

**2017/18 Engineering Business revenues impacted by delays in appropriation of U.S. defense budget.*

Marine Technology Business
(Products Business)

Product Design & Manufacturing

24/7 Support and 3D Field Experts

Research Development and Innovation

Software Application and Custom Development

How We Sell

COTS Products & Engineering Services

Products

Commercial off-the-shelf (COTS) product sales occur primarily through two channels:

- **Direct Sales:** Most sales occur through our in-house sales resources based in both the U.S. and U.K.
- **Agents**: We also use a wide network of third party agents to expand our reach around the world

Services

Our engineering services are primarily sold through:

- **Prime Partnerships:** We benefit from the small business allowance through our strategic relationships with primes such as Northrop Grumman, Raytheon, etc.
- **Additionally:** For our rugged mission computers we use appointed sales agents with Defense experience

Echoscope^{4G}® Family of Volumetric Sonars

Visualization & Mapping for Widest Range of Applications



Echoscope^{4G}®

Echoscope^{4G}® C500
Compact Edition

Depth Rating

SWaP (Size, Weight and Power)

Echoscope^{4G}® *Surface*



Echoscope^{4G}® *Deep Water*



Seeing & Measuring in Real-Time 3D in Zero Visibility Conditions Underwater

Echoscope PIPE® Series Structure

New Breakthrough Echoscope PIPE® 5D and 6D Sonars


Hazard Detection
Dive Inspection Support
Real-Time Monitoring
Survey and Measurements
ROV Navigation
Pipeline Leak Identification
Scour Monitoring
Obstacle Avoidance
Single Sensor
Multiple Applications
Simultaneous Parallel Processing

Echoscope® Family of Volumetric Sonars

Continuation of Echoscope® Series

Echoscope4G ®

Hardware
Packaged in the new Fourth Generation (4G) Form Factor

Processing Engine
Third Generation Processing Engine

New Echoscope PIPE®

Hardware
Packaged in the same Fourth Generation (4G) Form Factor

New Innovative Processing Engine
For Real-Time Parallel Processing



16,384
Points of Data

Single Real-Time Image





Up to 40 million
Points of Data

Multiple Parallel Images







Coda Octopus Group, Inc.

New Technology Differences

Differences between our standard Echoscope® and Echoscope PIPE ® Sonars

Description	Standard Echoscope®	Echoscope PIPE® Sonars
Real-Time Capability	Yes, 4D Images	Yes, 4D, 5D and 6D Images
Angular Coverage (dual-frequency)	Fixed 50°x50° and 24°x24°	Adaptive 61°x61° - 43°x43° and 24°x24°
Real-time Adaptive Frequency Capability	No	Yes, Fully capable
Ping Rate	Up to 20Hz	Up to 40Hz
Multiple Real-Time 4D Images	No (single Real-Time Image)	Yes, Fully capable
Number of Data Points per Single Ping	Up to 16,384	Up to 40 million
Number of Beams and Range values per Beam	128 x 128 x 1 range value	128 x 128 x up to 2,500
Multiple Sequential Configurations in Real-Time	No	Yes, Up to 10 sequential configurations
Full Time Series RAW Data Capture	No	Yes, Fully capable
Full Time Series RAW Data Processing	No	Yes, Fully capable
Multiple Parallel Beamformed Data Output	No	Yes, Fully capable
Smart Ping Manager for Real-Time Frequency, Field of View & Filtering	No	Yes, Fully capable
Adaptive Real Time Beamforming	No	Yes

Coda Octopus Group, Inc.

Echoscope PIPE Sequencer

Single Sonar for Multiple 3D Images Using Different Acoustic Parameters

Real-Time 3D

4D

Time

PIPE-CORE and PIPE-SEQUENCER

4D Volumetric Images represent a true volume of spatial data collected and processed at the same instant. PIPE-CORE provides increased dynamic range, frequency agility and increased image filtering and processing capability over the legacy 3G Echoscope. PIPE-SEQUENCER allows processing pipelines to be created in real-time providing a sequence of interleaved 4D Pings with varying acoustic and beamform parameters.

- PIPE CORE Features included
- Up to 10 Sequential Ping Types
- Up to 10 Sequential Pings
- Multi-Range Equidistant Pings
- Freq, FoV & Image Processing



- Sequential 4D Output of Interleaved Pings
- Adjustable Interleaved Ping Rates
- Instant Ping Property Changes

- Obstacle Avoidance w/no Resolution Loss
- Multiple Simultaneous Applications
- Complimentary and Alternate Data Collection

Coda Octopus Group, Inc.

Coda Real-Time 3D Technology

Sample Echoscope® Project ROI Snapshots

200
Blocks placed per day

Van Oord
Port Construction Project

Placement of 24,000 CORE-LOC Armour Units
Record Production Rates

Cost Saving: **Priceless**
Duration: **1-2 Years**

76
Sleepers placed per day

ZADCO
Sleeper Placement

Was: 4 sleepers placed in 12 hours
Now: 76 sleepers placed in 24 hour shifts

Productivity: > **3,000%**
Cost Saving: > **$3 million**
Duration: **3-6 months**

0
Visibility Conditions

UTEC
Oilfield Development

Zero Visibility Conditions

Productivity: > **100%**
Cost Saving: **Priceless**
Duration: **3 months**

$1M
In cost savings

DEME
Rock Dumping

Zero Visibility and Accurate Placement Required

Productivity: > **100%**
Cost Saving: > **$1 million**
Duration: **6 days**

>100%
Productivity rates

Technip/Shell

Echoscope used in Zero Visibility
Saved significant NPT

Productivity: >**100%**
Cost Saving: >**$2 million**
Duration: **6 months**

Coda Octopus Group, Inc.

3D Product Line

Competing Technology is No Comparison



Pelican Island Causeway, Galveston TX

Real-Time 3D Imaging **AND** Real-Time Mapping – see the shadows disappear!
Client deliverables complete in 54 seconds...

3D Multibeam

Produces static map after hours or days of processing
NO Real-Time image



2D Scanning Sonar

Produces static map after hours or days of processing
NO Real-Time image



2D Imaging Sonar

Produces 2D real-time image with no depths and NO Mapping



3D Product Line

What is the key USP?

Single **S**ensor, **M**ultiple **P**arallel **P**rocessing **A**pplication, for **V**ision, **M**apping and **M**easurement



3D Complex Mapping
No Post Processing



3D Camera Mode
Unique

World's most advanced sonar technology – real-time 3D/5D/6D Subsea Imaging

3D Product Line

Delivering on Everyday Challenges Subsea

Complex Asset Placement – Alaska Monopod Installation


SAL



- Four Echoscopes® used to provide real-time visualization of landing site and control stabilization for crane operators
- Software 'models' provided real-time indication of distance and alignment with landing interface
- Conventional placement and positioning methods ineffective

Oilfield Disaster Recovery



- Survey and mapping of complex 3D 'Tendons' enabling fast and effective removal
- Conventional methods ineffective and displaced

3D Product Line

Delivering on Everyday Challenges Subsea

Mineral Mining - Diamonds



- Operator can "see" exactly where each cut has taken place
- No overlapping of cuts
- Significant productivity benefit

Marine Construction - Breakwaters



- Echoscope® is the No. 1 preferred solution for subsea placement
- Crane operator can "see" and "track" and "place" the moving block underwater
- Complete scene awareness for operators, engineers and owners
- Construction deliverable sign off using our technology

Strong Culture of IP

Total Solution Package

- ✓ Multiple patents pending pertaining to recent technology innovations, such as 5D and 6D Echoscope PIPE®
- ✓ Patents cover the spectrum of software and hardware capabilities of Coda Octopus Group's unique real-time 3D technology
- ✓ Proprietary hardware and software are the complete system; components do not function independently

USPTO No.	Patent Title
7,466,628	Method of constructing mathematical representations of objects from reflected sonar signals
7,489,592	Patch test for 3D sonar data
7,898,902	Method of representation of sonar images
8,059,486	Method of rendering volume representation of sonar images
8,854,920	Volume rendering of 3D sonar data
9,019,795	Method of object tracking using sonar imaging
10,088,566	Object Tracking using sonar imaging
10,718,865	Method of compressing beamforming sonar data
10,816,652	Method of compressing sonar data
11,061,136	Sonar tracking of unknown possible objects
11,204,108	Apparatus and method for sonar imaging and managing of undersea cable laying
JP PTO No.	
5565964	Method of underwater drilling/levelling by a machine-construction device
5565957	Method of construction management by a 3-dimensional sonar device


Hardware
• Real-Time 3D/4D/5D/6D Sonar
• Motion IMU
• External Sensors
• 8 GB Per Second Patented Algorithm
Software
• Moving and Mosaicked Images
• Moving 3D Models and Images
• Tracked Objects, Domain Specific, Market Directed 3D Image
Software
• Patented Rendering
• Patented Volume Rendering
• Patented Tracking,
•Multi-Sensor Platform
•Simplification Integratio

Defense Applications

Real-Time 3D Decision Making


Complex Structure
Real-Time Hazards
Target ID
Condition Survey and Salvage
Coda Octopus
Sound Underwater Intelligence

Commercial Applications

Marine Products Business

Marine and Port Construction, Renewables,
Research, Educational Institutions, and **Oil and Gas**

Dive Inspection Support



Port Construction



Channel Clearance



Complex Survey



Subsea Intervention



Completions & Tieback



Renewables





Asset Inspection



Recovery & Salvage



Dredging & Rock Dumping



ROV Navigation Zero Visibility



Pipeline Survey & Leak ID



Placement & Landing



Breakwater Construction

Snapshot of Customers

Marine Products Business

Military & Defense
Including 40 US Ports & Enforcement Bodies

NYPD

FBI

End User Customers

ExxonMobil

bp

Chevron

NPCC

NATIONAL PETROLEUM CONSTRUCTION COMPANY

Service Providers

Boskalis

Technip

DEME Group

FUGRO

OCEANEERING

neptune

DEEPOCEAN

subsea 7

Van Oord

Marine ingenuity

Additional

DE BEERS

GROUP OF COMPANIES

NAVSEA

NAVAL SEA SYSTEMS COMMAND

Penta Ocean

3D Real-Time Echoscope® Technology Advantage

Real-Time Underwater Decision Making


Unmanned Maritime Systems (PB13 and beyond)
Mine Counter-Measures (MCM)
Maritime Security
• ISR
• Port Surveillance
• Special Operations Forces (SOF) Support
• Electronic Warfare
Mine Countermeasure (MCM) USV
SeaFox
Unmanned Surface Vehicles (USV)
Unmanned Undersea Vehicles (UUV)
Large Displacement Unmanned Underwater Vehicle (LDUUV)
MK18 Mod 1 Swordfish UUV Sys
MK 18 Mod 2 Kingfish UUV Sys
Surface Mine Countermeasure (SMCM) UUV
ECHO Ranger
Littoral Battlespace Sensing AUV
Littoral Battlespace Sensing Glider

•Removes **man out of the loop**, thus **reducing costs** significantly and **increasing repeatability** of common tasks

•Enhances Safety, again by removing **man out of the loop**

•Facilitates near impossible missions **without risking lives**

•Provides the vehicle for **mapping** the ocean floor (far and wide)



Coda Octopus Group, Inc.

Key Growth Market

Defense, Navy Activities, Law Enforcement and Coast Guards

- Search & Rescue and Recovery Missions
- Asset Identification & Reacquisition
- See & Identify Targets and Hazards
- Record & Map to gather intelligence and analyze threats & hazards, before committing higher value assets
- Real-Time Surveillance
- Ship Hull Scanning

Real-Time Decision Making

Unique technology to manage in real-time subsea threats

- Obstacle Avoidance for manned & unmanned missions
- Route Clearance Survey for foreign ports
- Mine & Threat location & identification
- Front end threat identification – landings, special forces incursion
- Port & Harbour Security
- Diving Applications






Real-Time 3D Imaging in Defense Applications

Strategic Development and Partnerships

Momentum has grown significantly within the U.S. Navy community for CODA's industry-leading, real-time technology solutions. The following groups are actively funding development, trials or purchases of Coda Octopus Echoscope® technology:

- Swimmer Delivery Vehicles
- Mine Counter Measures
- Ship Hull Inspection
- Salvage and Diver Support
- Critical Asset Inspection
- Real-Time Threat Detection

Project & Technology Outline

Diver Augmented Vision Display (DAVD) Project Timeline

NAVSEA WARFARE CENTERS Panama City

NAVSEA NAVAL SEA SYSTEMS COMMAND Supervisor of Salvage & Diving

Office of Naval Research ONR Science & Technology

Future Naval Capabilities (FNC)

2015 · 2016 · 2018 · 2019 · 2020

3D Diver Augmented Reality Concept
2015 Coda Octopus created the concept of 3D Augmented Reality technology for Divers to NAVSEA OOC

NSWC and NAVSEA Collaboration
Worked with NAVSEA PCD from 2016 on developing their prototype glass technology and embedding Coda Octopus 3D real-time and visualization platforms

Coda Octopus CRADA
Entered a CRADA agreement in 2018 with NSWC PCD and NAVSEA for the transfer of technology to final design and manufacturing

GEN 1.0 Complete
Gen 1.0 Product completed and accepted in December 2019

Commercial Release and Roadmap

- Gen 2.0 completed and accepted in February 2021

Gen 2.0 – Gen 4.0 Vision Roadmap developed with NAVSEA and ONR under Future Naval Capabilities Program

About the DAVD

DAVD Applications


NAVSEA
DAVD
Diver Augmented Visual Display









About the DAVD

DAVD Applications




DEMAG








NAVSEA
WARFARE CENTERS

About the DAVD

Diver Augmented Vision Display System


COMMUNICATION
VISIBILITY
SAFETY
LOCATION
DATA

LOCATION
Provide the Location of the Diver, the Diver Stage and Work Site and any hazards

VISIBILITY
Enhance the Diver experience with real-time Augmented and Mixed Reality scene awareness

COMMUNICATION
Communicate with rapid TEXT messaging for instruction, guidance and acknowledgement

SAFETY
Diver and Supervisor visually synchronized and can coordinate movement, tasks and health status

DATA
Diver and Supervisor can share and access all project technical and visual data in real-time

About the DAVD

Diver Augmented Vision Display System Gen 1 – Gen 3



1

DAVD - TC
Dive Supervisor Workstation and Communication Hub





2

DAVD - DPP
The Diver Processing Unit fuses sensor data and manages ultra low latency video display

3

DAVD - DMU
Dive Motion Unit handles Head Tracking and Motion. *Now with* Depth Sensor and Integrated First Person Edge Imaging Camera (Gen 2)





4

DAVD - HUD
Transparent Lens Based Head Up Display

Key DAVD Milestone Progress

- DAVD is approved under Authorization for Navy Use (ANU)
- DAVD GEN 2 is now being sold to US NAVY and we have around 25 systems in use in the field. Users include:
- MDSU-1 and 2 (Mobile Diving and Salvage Unit)
- UCT 1 and 2 (Underwater Construction Team)
- EXWC (Expeditionary Warfare Center)
- NSWC PCD (Naval Surface Warfare Center in Panama City Division
- SERMC (South E. Regional Maintenance Center
- We have achieved key milestones for DAVD GEN 3 in FY 2020/21 which include expanding the DAVD HUD to Full Face Mask (FFM). The expansion of DAVD capability into the FFM increases the size of the addressable market for this solution. GEN 3 Development also included solution for "tetherless" DAVD. This work package is ongoing.




Part of this stream has been a demonstration and test of the Coda Octopus DAVD Gen 2.0. Thanks for watching!

Value Drivers

- First mover in innovating and commercializing real-time 3D sonar technology for the subsea market
- No other commercially available real-time 3D sonar in the market
- As market requirements shift to real-time imaging our 5D/6D Innovation decisively puts CODA in the lead for real-time underwater imaging with parallel real-time processing
- Multiple initiatives underway with U.S. Navy and defense bodies, and tracking significant development funding for further research and development for defense space
- Strong and growing global customer base and expanding market applications, including precious gem mining and offshore renewables
- Strong Patents and Intellectual Property Rights Portfolio
- Technically adept Group with strong brand as market leaders in real-time visualization subsea
- Diversified Group, with two stand-alone engineering businesses, which have recurring streams of revenues through supplying proprietary parts into a number of funded U.S. Defense Programs and U.K. Defense Programs, and the products business selling into the subsea market

Growth Catalysts

DAVD and New Breakthrough Echoscope PIPE® – 5D and 6D Sonars

- The world's only 5-dimensional and 6-dimensional real-time volumetric sonar technology, Echoscope PIPE® – "Parallel Intelligent Processing Engine"
- Diver Augmented Vision Display (DAVD), Gen 1.0, is certified for fleet issue use by the U.S. Navy and adoption of this new product along with Coda Octopus Echoscope® C500 Inspector System has started by the U.S. Navy
- DAVD, along with a number of Echoscope® models, are included in the Authorization for Navy Use (ANU) product list

Goal: Standardize proprietary real-time volumetric imaging sonars, in different form factors, across existing and new subsea markets

- Positioned to increase market share
- Defense market is significant opportunity; Addressable Market is estimated at $2.686 billion











Addressable Sonar Market*

ANNUAL	FY 2018	FY 2019	FY 2020	FY 2021	FY 2022	FY 2023	FY2024	FY2025	FY2026
Revenues $B	$2.336	$2.503	$2.685	$2.869	$3.081	$3.313	$3.543	$3.786	$4.064
Growth		7.1%	7.3%	6.9%	7.4%	7.5%	6.9%	6.9%	7.3%

* Source: "Global SONAR Systems and Technology Market Size, Status and Forecast 2019-2026," Maia Research (November 23, 2018)

Sonar Market by Application*

REVENUE/MARKET ($B)	2018	2023	CAGR
Defense	$1.251B	$1.631B	5.44%
+ including UUV	$0.186B	$0.357B	13.95%
Commercial	$1.075B	$1.615B	8.48%
+including UUV +including Dredgers	$0.3944B $0.0093M	$0.7575M $0.0131M	13.94% 7.09%
Total Market	**$2.326B**	**$3.246B**	**6.89%**

* Source: "Sonar System Market, Global Forecast to 2023," MarketsandMarkets (January 2019)

Addressable Sonar Market*

REVENUE/ SECTOR ($B)	FY 2018	FY 2019	FY 2020	FY 2021	FY 2022	FY 2023	FY2024	FY2025	FY2026
Scientific	$0.598B	$0.641B	$0.687B	$0.735M	$0.792B	$0.855B	$0.913B	$0.978B	$1.053B
Commercial	$0.633B	$0.679B	$0.728B	$0.780B	$0.840B	$0.907B	$0.972B	$1.041B	$1.121B
Military	$1.040B	$1.113B	$1.198B	$1.278B	$1.368B	$1.466B	$1.563B	$1.667B	$1.785B
Others	$0.065B	$0.070B	$0.073B	$0.076B	$0.080B	$0.086B	$0.095B	$0.100B	$0.105B
TOTAL	**$2.336B**	**$2.503B**	**$2.686B**	**$2.869B**	**$3.081B**	**$3.313B**	**$3.543B**	**$3.786B**	**$4.064B**

* Source: “Global SONAR Systems and Technology Market Size, Status and Forecast 2019-2026,” Maia Research (November 23, 2018)

Addressable Sonar Market*

REVENUE/ SONAR TYPE ($B)	2018	2019	2020	2021	2022	2023	2024	2025	2026
Multi-Beam	$1.020B	$1.094B	$1.172B	$1.254B	$1.350B	$1.468B	$1.574B	$1.679B	$1.814B
Single Beam	$0.467B	$0.498B	$0.537B	$0.566B	$0.604B	$0.641B	$0.682B	$0.727B	$0.771B
Synthetic Aperture	$0.254B	$0.273B	$0.296B	$0.319B	$0.347B	$0.376B	$0.407B	$0.440B	$0.475B
Side Scan	$0.596B	$0.638B	$0.681B	$0.730B	$0.781B	$0.828B	$0.879B	$0.939B	$1.004B
TOTAL	**$2.337B**	**$2.503B**	**$2.686B**	**$2.869B**	**$3.082B**	**$3.313B**	**$3.542B**	**$3.785B**	**$4.064B**

* Source: "Global SONAR Systems and Technology Market Size, Status and Forecast 2019-2026," Maia Research (November 23, 2018)

Competitive Benchmarking*

Companies	
Raytheon	Lockheed Martin
Thales	Atlas Electronik
Ultra Electronics	L3
BAE Systems	Aselsan
Harris Corporation	Naval Group
Kongsberg Gruppen	Teledyne
Sonardyne	Ixblue SAS
R2 Sonic	Norbit Group
Western Marine Electronics	EdgeTech
Innomar Technologie	FURUNO
JRC	Navico
FLIR Systems	Johnson Outdoors
Garmin	DSIT

*Source: "Sonar Systems Market Global Forecast to 2023," MarketsandMarkets (January, 2019)

Thermite® Rugged Embedded Computing Solutions

Mission Critical Integrated Systems

Software Engineering

Systems Engineering

COLMEK™

Engineering Business

Electronic Design

Manufacturing & Prototyping

Advanced Signal Processing

Obsolescence Management of Legacy Defense Products

COLMEK
A Coda Octopus Company
Coda Octopus Group, Inc.

Key Markets

Coda Octopus Colmek – Engineering Business

Trusted U.S. DoD Subcontractor


Phalanx® Close-in Weapon
System (CIWS)


UAV/AQS-24 –
Mine Hunting System


AN/AQS-24 –
Mine Hunting System


SeaRAM


Thermite®

Customers

Coda Octopus Colmek – Engineering Business

NORTHROP GRUMMAN

Raytheon Technologies

BOEING

LOCKHEED MARTIN

GENERAL DYNAMICS

U.S. NAVY

U.S.ARMY

U.S. AIR FORCE

U.S. COAST GUARD

COLMEK A Coda Octopus Company Coda Octopus Group, Inc.

Growth Catalysts

- **Obsolescence management: Defense requirements for extended system/program life offer significant sustainment opportunity**
  - Engineering services to re-design/upgrade
  - Production opportunity through program life

- **Ruggedized Embedded Computing**
  - Logical companion to engineering services business
  - Leverage engineering expertise and production capability
  - Thermite® Products offer range of solutions to for broad range of missions
  - Rapidly customizable for specific mission requirements
  - Targeted to capture current and emerging computing requirements


J1
J2
J3

Thermite® Embedded Computing Solutions

***Market**: The ~$1B (estimated) embedded computing market shows strong growth, reflecting increasing demand for embedded computing capability on military platforms*

***Thermite® Vision**: Focus on small, low power applications. Offer standard products and provide rapid, low-cost customization*



Thermite® Octal



Thermite® GPU



Thermite® DPP

Applications
Mission Computer/Platform Control
Signal/Sensor Processing
Artificial Intelligence at the Tactical Edge
Augmented Reality
High-volume Secure Data Storage

Opportunities
Shipboard Control Systems
Ground/Airborne Data Capture & Analysis
Next-Generation Unmanned Aerial Vehicles
Robotic Ground Vehicles

Coda Octopus Group, Inc.


GRUNDFOS



Product Design and Manufacturing





Subsea and Harsh Environment Design

Software Engineering

Mechanical Engineering

Martech

Engineering Business

Electronic Design

Complete Product Lifecycle Development



Test, Instrumentation and Control

Obsolescence Management of Legacy Defense Products

Customers

Coda Octopus Martech – Engineering Business

Located in Portland, Dorset, UK. Martech follows the same model as Colmek.

BAE SYSTEMS

SIEMENS

ATLAS ELEKTRONIK

GRUNDFOS

GKN

THALES

Honeywell

babcock

AMSAFE

Growth Catalysts

- **Long-tail recurring revenues from ongoing Defense Customer Programs**
  - Proprietary Chemical Decontamination Systems
    - Component of the Eurofighter Tycoon's Ground Equipment
    - Used to decontaminate pilot helmets that have come in contact with chemical weapons
- **Increasing customer base via successful R&D Programs**
  - Pump and Pressurization Controllers – Grundfos
    - Developed a series of proprietary fire sprinkler pump controllers in use by customers including Grundfos, a global leader and industry trendsetter
    - Developing a variant of the Grundfos' FireSAFE product, to address timely high-rise sprinkler system requirements - forecasting sales of 1000 units in 2021
    - Designed and manufactured the pressurization controller for Grundfos' Pressure Half Time line – shipped 3,000 unit order, FY 2018 to Q1 FY2020; forecasting repeat order of 3000 units in 2021





Operations

Group Headquarters


Orlando, FL

Marine Technology Business


Copenhagen, Denmark
Edinburgh, UK
Orlando, FL
Brisbane, Australia

Defense Products & Engineering Business


Portland, UK
MARTECH
Salt Lake City, Utah
COLMEK

Coda Octopus Group

Management

Annmarie Gayle, LL.B, LLM – Chief Executive Officer and Chairman – Denmark

Ms. Gayle has been our CEO and a member of the Board of Directors since 2011. She has also been the CEO of our flagship Products Business since 2012. Prior thereto, she spent two years assisting with the restructuring of our company. She previously served with the Company as Senior Vice President of Legal Affairs between 2006 and 2007. Earlier in her career, she worked for a major London law practice, the United Nations, and the European Union. Ms. Gayle has a strong background in restructuring and has spent more than 12 years in a number of countries where she has been the lead adviser to a number of transitional administrations on privatizing banks and reforming state-owned assets in the CEE countries including banking, infrastructure and telecommunications assets. Ms. Gayle has also managed a number of large European Union funded projects. Ms. Gayle holds a Law degree gained at the University of London and a Masters of Law degree from Cambridge University. She is qualified to practice as a solicitor in England & Wales.

Michael Midgley – Chief Financial Officer; Chief Executive Officer of Coda Octopus Colmek, Inc. – U.S.

Mr. Midgely has been our CFO since December 2017, following his tenure as our acting CFO since 2013. Mr. Midgley also serves as Chief Executive Officer of Coda Octopus Colmek, Inc. since 2010, which he joined in 2008. Mr. Midgley's 42 year career spans business, accounting and finance in many industries. He is an expert in data mapping and conversion to JD Edwards World General Accounting Software, and previously had his own CPA practice specializing in SEC and Tax practice areas, as well as worked for a regional accounting firm. He was President and CFO of Covol Technologies, Inc., 1991-1995, and CFO of Human Affairs Inc., 1986-1991. Mr. Midgley is a qualified CPA in the state of Utah, and attended the University of Utah where he obtained a BA in Accounting.

Coda Octopus Group

Management

Blair Cunningham – President of Technology

Mr. Cunningham has been with the company since July 2004 and has had a number of roles including his current position of President of Technology and CEO of Coda Octopus Products, Inc. CTO of Coda Octopus Group, Inc. since 2005 and Senior Vice President of Products Division between July 2004 and July 2005. Earlier in his career he worked for several firms as a systems analyst and developer. Mr. Cunningham has a strong background in technology development, design and large-scale software development with a key focus on process efficiency and end-user experience. Mr. Cunningham received an HND in Computer Science in 1989 from Moray College of Further Education, Elgin, Scotland. Because of Mr. Cunningham's expertise in technology and delivery of large scale software projects, the company believes that he is highly qualified to serve in his current roles.

Kevin Kane – Chief Executive Coda Octopus Colmek, Inc.

Mr. Kane has been with the Company since July 2021. Prior to joining Coda Octopus Colmek, Mr. Kane served as Vice President, International Business Development, for the L3Harris Technologies' Communications Systems segment from July 2019 to March 2021. Prior to the merger of L3 Technologies and Harris Corporation, he was Vice President, International Business Development, for L3 Technologies' Communications and Networked Systems segment from September 2018 to July 2019, after leading Product Management at the L3 Technologies' Broadband Communications sector. From March 2013 to June 2015, he served as President and Chief Executive Officer of Datron World Communications, which followed his role as President and Executive General Manager of Codan Communications in Adelaide, Australia from July 2010 to March 2013. Earlier in his career, Mr. Kane worked for Harris Corporation in various roles, including engineering, strategy, business development and sales. Mr. Kane holds a Bachelor of Science Degree in Computer Engineering from the Rochester Institute of Technology, and a Master of Business Administration degree from Saint John Fisher College.

Coda Octopus Group

Board of Directors

Annmarie Gayle, LL.B, LLM – Chief Executive Officer and Chairman – Denmark

Ms. Gayle was appointed Chairman of the Board in March 2017, and previously served as Director since 2011. Additionally, Ms. Gayle has been the Group CEO since 2011; assisted with the restructuring of the Company, 2009-2010, and served as SVP of Coda's Legal Affairs, 2006-2007. Earlier in her career she worked for a major London law practice, the United Nations and the European Union. Ms. Gayle has a strong background in restructuring and has spent more than 12 years in a number of countries where she has been the lead adviser to a number of transitional administrations on privatizing banks and reforming state-owned assets in the CEE countries including banking, infrastructure and telecommunications assets. Ms. Gayle has also managed a number of large European Union funded projects. Ms. Gayle holds a Law degree gained at the University of London and a Masters of Law degree from Cambridge University. She is qualified to practice as a solicitor in England & Wales.

Michael Hamilton, Director – U.S.

Mr. Hamilton served as Coda's Chairman of the Board, June 2010-March 2017, and continues to serve as a Director. Since 2014, Mr. Hamilton has provided accounting and valuation services for a varied list of clients. His career includes serving as Senior Vice President of Powerlink Transmission Company, 2011-2014, and audit partner at PriceWaterhouseCoopers, 1988-2003. He holds a B.S. in Accounting from St. Frances College and is a Certified Public Accountant and is accredited in business valuation. Mr. Hamilton services as the Chair of both the Board's Audit Committee and Compensation and Governance Committee, and as a member of its Nominating Committee.

Coda Octopus Group

Board of Directors

Mary M. Losty – Director – U.S.

Ms. Losty has been a member of Coda's Board of Directors since July 2017. Ms. Losty is a private investor in both U.S. equities and real estate. Her career includes serving as a Partner at Cornwall Asset Management LLC, a U.S. portfolio management firm, where she was responsible for the firm's investment in numerous small– to medium- cap emerging growth companies, 1998-2010. She was portfolio manager at Duggan & Associates, 1992-1998, and an equity research analyst at Kimelman & Company, 1990-1992. Previously she worked at Morgan Stanley & Co. and was the top aide to James R. Schlesinger, a five-time U.S. cabinet secretary. Former Board director positions include Procera Networks, Inc. 2007-2015, and Blue Earth, Inc. formerly Genesis Fluid Solutions Holdings, 2009-2011. Ms. Losty received her J.D. from Georgetown University Law Center and her B.S. from Georgetown University's School of Foreign Service. Ms. Losty serves on the Board's Audit and Nominating Committees.

J. Charles Plumb, Captain, USNR (Ret.) – Director – U.S.

Captain Plumb has been a member of Coda's Board of Directors since September 2019. Captain Plumb is a retired U.S. Navy fighter pilot. On his 75th combat mission, just five days before the end of his tour in Vietnam, he was shot down over Hanoi, taken prisoner and tortured. During his nearly six years as a prisoner of war, he distinguished himself as a pro in underground communications. He was a great inspiration to all the other POWs and served as chaplain for two years. Following his repatriation, Captain Plumb continued his Navy flying career in Reserve Squadrons where he flew A-4 Sky Hawks, A-7 Corsairs and FA-18 Hornets. His last two commands as a Naval Reservist were on the Aircraft Carrier Corral Sea and at Fighter Air Wing in California. He retired from the United States Navy after 28 years of service. His military honors include two Purple Hearts, the Legion of Merit, the Silver Star, the Bronze Star and the P.O.W. Medal. He has been a motivational speaker, consultant and executive coach since 1973. His clients include General Motors, Fedex, Hilton, Aflac, the U.S. Navy, BMW and NASA. Since 2010, he has been member of the Board of Directors of the Lightspeed Aviation Foundation. Captain Plumb earned a B.S. in electrical engineering from the U.S. Naval Academy at Annapolis. We selected Captain Plumb because of his close ties to the U.S. Defense establishment.

Coda Octopus Group

Board of Directors

G. Tyler Runnels- Director– U.S.

Mr. Runnels has been nominated by our board to be elected as a director at the 2018 annual meeting to fill a vacancy created by the departure of two of our directors. Mr. Runnels has nearly 30 years of investment banking experience including debt and equity financings, private placements, mergers and acquisitions, initial public offerings, bridge financings, and financial restructurings. Since 2003, Mr. Runnels has been the Chairman and Chief Executive Officer of T.R. Winston & Company, LLC, an investment bank and member of FINRA, where he began working in 1990. Mr. Runnels was an early stage investor in our company and T.R. Winston & Company, LLC has served as our exclusive placement agent in one of our private placements raising early rounds of capital for our company. Mr. Runnels has successfully completed and advised on numerous transactions for clients in a variety of industries, including healthcare, oil and gas, business services, manufacturing, and technology. Mr. Runnels is also responsible for working with high net attorneys, qualified intermediaries and financial advisors. Prior to joining T.R. Winston & Co., LLC, Mr. Runnels held the position of Senior Vice President of Corporate Finance for H.J. Meyers & Company, a regional investment bank. Mr. Runnels is a member of the Board of Directors of Level Brands, Inc. (NYSE American: LEVB) and serves on the Pepperdine University President's Campaign Cabinet. Mr. Runnels received a B.S. and MBA from Pepperdine University. Mr. Runnels holds FINRA series 7, 24, 55, 63 and 79 licenses. We selected Mr. Runnels to serve on our board of directors based upon his significant expertise both as an investor and advisor, as well as his experience as a board member of a number of listed companies.

CODA OCTOPUS GROUP, INC.

World Leader in Sound Underwater Technology

NASDAQ: CODA

www.codaoctopusgroup.com

Investor Relations: MDC Group
Contact: David Castaneda
(414) 351-9758 / IR@codaoctopus.com